SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ]  Confidential for use by Commission only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Materials Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                                                   Aris Industries, Inc.
                                         ---------------------------------------
                                         Name of Registrant Specified in Charter


                                         ---------------------------------------
                                          Name of Person Filing Proxy Statement
                                                if other than Registrant


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

          ----------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:                        _______________________
     2)   Form, Schedule or Registration Statement No.:  _______________________
     3)   Filing Party:                                  _______________________
     4)   Date Filed:                                    _______________________

                              ARIS INDUSTRIES, INC.
                                  1411 BROADWAY
                            NEW YORK, NEW YORK 10018

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD JANUARY 4, 2001
                            ------------------------

To the Stockholders of Aris Industries, Inc.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Meeting") of Aris Industries, Inc. ("Aris"or the "Company") will be held on January 4, 2001, at 2:00 P.M., New York City time, at The Chase Manhattan Bank, 270 Park Avenue, 11th Floor, Conference Room C, New York, NY 10017, for the following purposes:

     To approve an amendment to the Company's Certificate of Incorporation to increase the number of shares of common stock that the Company may issue from 100,000,000 to 150,000,000.

     The Company's Board of Directors has fixed the close of business on December 8, 2000 as the record date for the determination of the stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof.


                                             By Order of the Board of Directors,



                                             Paul Spector
                                             Secretary


New York, New York
December ___, 2000

                           PRELIMINARY PROXY STATEMENT

                              ARIS INDUSTRIES, INC.
                                  1411 BROADWAY
                            NEW YORK, NEW YORK 10018
                             ----------------------

                         SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD JANUARY 4, 2001

                               GENERAL INFORMATION

     This Proxy Statement is being furnished to holders of common stock, par value $0.01 per share (the "Common Stock") of Aris Industries, Inc., a New York corporation (the "Company" or "Aris") in connection with the solicitation of proxies by the Company's board of directors to be voted at a Special Meeting of Stockholders (the "Meeting") scheduled for January 4, 2000 at 2:00 P.M., New York City time, at The Chase Manhattan Bank, 270 Park Avenue, 11th Floor, Conference Room C, New York, NY 10017, and at any and all adjournments thereof. This Proxy Statement, the enclosed Notice of Special Meeting of Stockholders and the enclosed form of proxy are first being mailed or given on or about December ___, 2000 to holders of record of the Company's Common Stock as of the close of business on December 8, 2000.

     Stockholders of the Company are cordially invited to attend the Meeting. Whether or not you expect to attend the Meeting, it is important that you complete the enclosed proxy card and sign, date and return it as promptly as possible in the envelope enclosed for that purpose. Stockholders giving a proxy may revoke it by notice in writing delivered to the Secretary of the Company or by delivering a later dated proxy to the Secretary of the Company, in either case, at any time before it is exercised, or by attending the Meeting and voting. Execution of a proxy will not in any way affect a stockholder's right to attend the Meeting and vote in person.

     The cost of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by mail, proxies may be solicited by personal interview, telephone and similar means by directors, officers or employees of the Company, none of whom will be specially compensated for such activities. The Company also intends to request that brokers, banks and other nominees solicit proxies from their principals, and the Company will, upon request, pay such brokers', banks' and other nominees' reasonable expenses incurred by them for such activities.

     The Company's principal executive offices are located at 1411 Broadway, New York, New York 10018 and its telephone number is (212) 642-4300.

Voting Rights

     Each share of Common Stock is entitled to one vote on all matters to be voted upon at the Meeting. There is no cumulative voting. The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting constitutes a quorum for the transaction of business. On matters brought before the Meeting as to which a choice has been specified by stockholders on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares will be voted FOR the proposal to increase the number of shares of common stock that may be issued by the Company to 150,000,000. Other business, if any, brought before the Meeting shall be voted by the persons designated to vote the proxies as they, in their discretion, determine.

     The Company will appoint inspectors of election who will tally votes of those attending the Meeting or voting by proxy. Abstentions and non-votes will not be counted towards the requirement of a majority of those votes present.

     Only stockholders of record as of the close of business on December 8, 2000 are entitled to vote at the Meeting. At that date, the Company had outstanding and entitled to vote 79,506,735 shares of Common Stock held by approximately _____ stockholders of record. A majority of the issued and outstanding shares is required to approve the Proposal. Arnold H. Simon, Chairman and Chief Executive Officer of the Company, has indicated that he will vote all of the shares that he beneficially owns in favor of the Proposal. As of the record date, Mr. Simon was entitled to vote a majority of the outstanding shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

     The table below sets forth the beneficial ownership of the Common Stock as of December 1, 2000 by persons who are either (i) beneficial owners of 5% or more of the Common Stock or (ii) current officers or directors of the Company.


    Name and Address                                                   Percent
of Beneficial Owner (1)                 Shares of Common Stock        of Class
------------------------------------------------------------------------------

Arnold Simon                               44,745,045 (2)(3)            56.3%
1411 Broadway
New York, New York 10018
------------------------------------------------------------------------------

Apollo Advisors, L.P.                      16,818,806 (3)(5)            21.2%
Two Manhattanville Road
Purchase, New York 10577
------------------------------------------------------------------------------

Robert Katz                                     -0- (5)                   *
c/o Apollo Advisors, L.P.
Two Manhattanville Road
Purchase, New York 10577
------------------------------------------------------------------------------

Paul Spector                                   80,000 (6)                 *
1411 Broadway
New York, New York 10018
------------------------------------------------------------------------------

    Name and Address                                                   Percent
of Beneficial Owner (1)                 Shares of Common Stock        of Class
------------------------------------------------------------------------------
Vincent Caputo                                    -0-                     *
1411 Broadway
New York, New York 10018
------------------------------------------------------------------------------

Gregg Fiene                                 4,010,000 (6)                5.0%
6000 Sheila Street
Commerce, CA 90040
------------------------------------------------------------------------------

Joseph Purritano                                  -0- (4)                 *
1411 Broadway
New York, NY 10018
------------------------------------------------------------------------------

Debra Simon                                       -0- (7)                 *
1411 Broadway
New York, NY 10018
------------------------------------------------------------------------------

Howard Schneider                                  -0-                     *
Schneider Schechter & Yoss
1979 Marcus Avenue, Suite 232
Lake Success, NY 11042
------------------------------------------------------------------------------

Mark Weiner                                       -0- (4)                 *
Weingeroff Enterprises
1 Weingeroff Boulevard
Cranson, RI 02910
------------------------------------------------------------------------------

Tom Nastos                                    250,000 (6)                 *
1411 Broadway
New York, NY 10018
------------------------------------------------------------------------------

Steven Feiner                                     -0- (4)                 *
1411 Broadway
New York, NY 10018
------------------------------------------------------------------------------

All persons who are officers or            49,085,045 (6)               60.1%
directors of the Company, as a
group (eight persons)
------------------------------------------------------------------------------
*    Less than 1%

(1) Except as noted in these footnotes or as otherwise stated above, each person has sole voting and investment power.

(2) Includes 9,170,204 shares of Common Stock which were sold to two unaffiliated third parties by The Simon Group LLC, but over which Mr. Simon has voting and certain dispositive power. Includes 35,574,841 shares owned by The Simon Group. Arnold Simon, the Managing Member of The Simon Group, has sole voting and investment power with respect to the shares of the Company held of record by The Simon Group.

(3) These shares are subject to a shareholders agreement, containing certain voting and other arrangements as to shares covered thereby.

(4) Excludes shares owned by The Simon Group, in which such person holds a membership interest. Such person has no power or authority to vote or dispose of any shares held by The Simon Group, LLC, and disclaims beneficial ownership of such shares.

(5) This table does not reflect any beneficial ownership by Mr. Katz, a Director of the Company, associated with Apollo. Mr. Katz does not directly own any shares of Common Stock, and disclaims beneficial ownership of all shares held by Apollo Aris Partners, L.P. and AIF, L.P.

(6) Includes options to purchase the following numbers of shares of Common Stock of the Company under the 1993 Stock Incentive Plan which are exercisable or will become exercisable within 60 days: Paul Spector (65,000), Tom Nastos (250,000), Gregg Fiene (1,150,000), Arnold H. Simon
     (________), Maurice Dickson (_______), and Steven Feiner (________).

(7) Mrs. Simon disclaims beneficial ownership of shares beneficially owned by Arnold H. Simon.


              PROPOSAL 1 - APPROVAL OF AN INCREASE IN THE NUMBER OF
                        AUTHORIZED SHARES OF COMMON STOCK

     During the nine months ended September 30, 2000, the Company incurred a net loss of $15,984,000. As a result, it fell out of compliance with certain financial covenants contained in its loan agreement. As part of waivers of such non-compliance granted to the Company by its lenders, the Company agreed to raise $10,000,000 on or before January 10, 2001, and an additional $10,000,000 on or before February 10, 2001. The Company has recently received a proposal from an unaffiliated third party (the "Third" Party") to purchase $20,000,000 of debentures, which will be convertible into an aggregate of 43,478,261 shares of common stock at a conversion rate of $0.46 per share. The Company has 79,506,735 shares outstanding and an additional 8,600,000 shares reserved for issuance upon exercise of outstanding stock options. As a condition to investing $20,000,000 in the Company, the third party has required the Company to amend its certificate of incorporation to authorize at least a sufficient number of shares so that, upon conversion of the convertible debt, the Company will have a sufficient number of authorized shares to issue upon such conversion.

     The proposed amendment to the Restated Certificate of Incorporation will be effected by deleting the introductory paragraph of Article FOURTH of the Company's Restated Certificate of Incorporation, as amended, and substituting a new introductory paragraph that reads in full as follows:

     "FOURTH: the total number of shares of all classes of stock which the corporation shall have authority to issue is 160,000,000 shares consisting of:

     1. 150,000,000 shares of Common Stock of the par value of $.01 per share, and

     2. 10,000,000 shares of Preferred Stock of the par value of $.01 per share."

     As of December 1, 2000, there were 79,506,735 shares of Common Stock issued and outstanding (exclusive of treasury shares) and approximately 8,600,000 shares of Common Stock were reserved for issuance upon exercise of outstanding stock options. As part of the potential transaction with the Third Party, an additional 43,478,261 Shares will be reserved for issuance. Adoption of the proposed amendment authorizes the Company to issue approximately 18,500,000 additional shares of Common Stock in the future issuance. Although these additional shares would provide further flexibility, there are no present plans for their use.

     The Board of Directors is of the opinion that the proposed increase in the number of authorized shares of Common Stock is in the best interest of the Company and its stockholders. The Board of Directors believes that the Company should have sufficient authorized but unissued shares for issuance in connection with implementation of any capital raising efforts, employee benefit plans, mergers and acquisitions, and other proper business purposes. In many such situations, prompt action may be required which would not permit seeking stockholder approval to authorize additional shares for the specific transaction on a timely basis. The Board of Directors believes that it is important to have the flexibility to act promptly in the best interests of the stockholders.

     Although the purpose of seeking an increase in the number of authorized shares of Common Stock is not intended for anti-takeover purposes, SEC rules require disclosure of charter and bylaw provisions that could have an anti-takeover effect. These include Board authority under its Certificate of Incorporation to issue one or more series of preferred stock up to a maximum of approximately 10,000,000 shares presently available.

     The Board of Directors recommends a vote FOR the amendment to the Company's Restated Certificate of Incorporation as described above.

                          FUTURE STOCKHOLDER PROPOSALS

     Any proposal of a stockholder to be presented at the Annual Meeting of Stockholders in 2001 must be received by the Secretary of Aris at its principal offices, prior to 5:00 p.m., New York City time, on January 11, 2001, in order to be considered for inclusion in the 2001 proxy materials. Any such proposal must be in writing and signed by the stockholder. In addition, the Company will retain discretionary authority to vote proxies on any matter raised by a stockholder of the 2001 Annual Meeting and not included in the Company's Proxy Statement unless the Company is notified prior to _____ 2001 that the stockholder intends to present the matter at that meeting.

                                  OTHER MATTERS

     Management knows of no other matters that will be presented at the Meeting. If any other matters properly arise at the Meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the proxy.


                                             By Order of the Board of Directors,




                                             Paul Spector
                                             Secretary

                              ARIS INDUSTRIES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                 JANUARY 4, 2001

     The Undersigned hereby appoints Arnold H. Simon and Maurice Dickson, and each of them, proxies for the undersigned, with full power of substitution, to appear and vote all the shares of stock of Aris Industries, Inc., a New York corporation (the "Company") which the undersigned would be entitled to vote if personally present, and otherwise act with the same force and effect as the undersigned, at the Special Meeting of Stockholders of the Company to be held on January 4, 2001 at 2:00 p.m. and at any adjournments or postponements thereof, and to take action on the proposal set forth below and any other business that may lawfully come before the meeting. Unless a contrary direction is indicated, this proxy will be voted "FOR" the proposal set forth below. If specific instructions are indicated, this proxy will be voted in accordance therewith. In his discretion, each proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof. The Board of Directors does not presently know of any other matters coming before the meeting. This proxy is being solicited by the Board of Directors of the Company.

     The undersigned hereby revokes any proxies heretofore given to vote or act in respect of any shares of Stock of the Company and acknowledges receipt of the Notice of Special Meeting of Stockholders. This proxy is revocable; however, it will remain valid until canceled by a writing delivered to the Secretary of Aris Industries, Inc. The shares represented by this proxy will be voted as directed by the Stockholder herein. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED "FOR" THE PROPOSAL SET FORTH BELOW.


                                                         -----------------------
                                                         |     SEE REVERSE     |
CONTINUED AND TO BE SIGNED ON REVERSE SIDE               |         SIDE        |
                                                         -----------------------

[X]      Please mark votes as in this example.


1. APPROVAL OF AN AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO 150,000,000.

     [ ] FOR          [ ] AGAINST          [ ] ABSTAIN


IMPORTANT: Signatures should correspond exactly with the name(s) as they appear on the stock record books of the Company. Each joint owner shall sign. Executors, administrators, trustees, etc. should give full title.


Signature:                                        Date:
          --------------------------------------       ---------------


Signature:                                        Date:
          --------------------------------------       ---------------